Long Term Restricted Stock Units	12 Months Ended
Dec. 31, 2016
Long Term Restricted Stock Units
Long Term Restricted Stock Units

(16) Long Term Restricted Stock Units

As a participant in the Troubled Asset Relief Program Capital Purchase Program (the “CPP”) until November 28, 2012, the Company was subject to certain compensation restrictions, which included a prohibition on the payment or accrual of any bonuses (including equity‑based incentive compensation) to certain officers and employees except for awards of CPP‑compliant long‑ term restricted stock and stock units.

On December 18, 2009, the Company’s board of directors (the “Board”) adopted the 2009 International Bancshares Corporation Long‑Term Restricted Stock Unit Plan (the “Plan”) to give the Company additional flexibility in the compensation of its officers, employees, consultants and advisors in compliance with all applicable laws and restrictions.

The Plan authorizes the Company to issue Restricted Stock Units (“RSUs”) to officers, employees, consultants and advisors of the Company and its subsidiaries. The Plan provides that RSUs shall be issued by a committee of the Board appointed by the Board from time to time consisting of at least two (2) members of the Board, each of whom is both a non‑employee director and an outside director. On December 18, 2009, the Board adopted resolutions creating the Long‑Term Restricted Stock Unit Plan Committee to administer the Plan. RSUs issued under the Plan are not equity and are payable only in cash. The Plan provides for both the issuance of CPP‑compliant long‑term RSUs as well as RSUs that are not CPP‑compliant.

Dennis E. Nixon, the Company’s President, Chairman of the Board and a director of the Company, was awarded CPP‑compliant RSUs granted as of December 19, 2012 of $425,000 for his performance in 2012. In order to meet the requirements of a CPP‑compliant RSU, Mr. Nixon’s 2012 RSUs vested and were paid in December 2014 in the cash amount of $572,746.